UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2018

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on September 12, 2017, Centene Corporation, a Delaware corporation (“Centene” or the “Company”), and New York State Catholic Health Plan, Inc., d/b/a Fidelis Care New York, a New York not-for-profit corporation (“Fidelis Care”), entered into an Asset Purchase Agreement pursuant to which, among other things, a newly formed, wholly owned subsidiary of Centene will purchase substantially all of the assets of Fidelis Care for approximately $3.75 billion (the “Fidelis Care Transaction”).

As part of the regulatory approval process, it is expected that Centene will enter into certain undertakings with the New York State Department of Health. The undertakings are anticipated to contain various commitments by Centene that will be effective upon completion of the Fidelis Care Transaction. It is expected that one of the undertakings, among others, will include a $340 million contribution by Centene to the State of New York to be paid over a five-year period for initiatives consistent with Centene’s mission of providing high quality healthcare to vulnerable populations within New York State.

Additionally, upon the closing of the Fidelis Care Transaction, Fidelis Care will operate as a for-profit health insurer in New York, subject to customary premium taxes and fees, anticipated to result in not less than $160 million of additional revenues for the State of New York.

The Fidelis Care Transaction remains subject to regulatory approval from, among others, the New York Department of Health, the New York Department of Financial Services and the New York Attorney General, the burdensome condition provision of Section 7.03(c) of the Asset Purchase Agreement, and certain closing conditions. There can be no assurance that Centene will receive regulatory approval for the Fidelis Care Transaction or that the closing of the Fidelis Care Transaction will occur.

Forward-Looking Statements

The Company and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act (“PSLRA”) of 1995, including statements in this filing and other filings with the Securities and Exchange Commission (“SEC”), in presentations or press releases, reports to stockholders and in meetings with investors and analysts. In particular, the information provided in this filing may contain certain forward-looking statements with respect to the financial condition, results of operations and business of Centene and certain plans and objectives of Centene with respect thereto, including but not limited to the expected benefits of the acquisition of Health Net, Inc. (“Health Net Acquisition”) or the Fidelis Care Transaction. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts.

Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in PSLRA. A number of factors, variables or events could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act and any regulations enacted thereunder that may result from changing political conditions; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; Centene’s ability to adequately price products on federally facilitated and state based Health Insurance Marketplaces; tax matters; disasters or major epidemics; the outcome of legal and regulatory proceedings; changes in expected contract start dates; provider, state, federal and other contract changes and timing of regulatory approval of contracts; the expiration, suspension or termination of Centene’s or Fidelis Care’s contracts with federal or state governments (including but not limited to Medicaid, Medicare, and TRICARE); the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; challenges to Centene’s or Fidelis Care’s contract awards; cyber-attacks or other privacy or data security incidents; the possibility that the expected synergies and value creation from acquired businesses, including, without limitation, the Health Net Acquisition and the Fidelis Care Transaction will not be realized, or will not be realized within the expected time period, including, but not limited to, as a result of any failure to obtain any regulatory, governmental or third party consents or approvals in connection with the Fidelis Care Transaction (including any such approvals under the New York Non-For-Profit Corporation Law) or any conditions, terms, obligations or restrictions imposed in connection with the receipt of such consents or approvals; the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Health Net Acquisition and Fidelis Care Transaction; disruption caused by significant completed and pending acquisitions, including the Health Net Acquisition and the Fidelis Care Transaction making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions, including among others, the Health Net Acquisition and the Fidelis Care Transaction; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; the risk that the conditions to the completion of the Fidelis Care Transaction may not be satisfied or completed on a timely basis, or at all; failure to obtain or receive any required regulatory approvals, consents or clearances for the Fidelis Care Transaction and the risk that, even if so obtained or received, regulatory authorities impose conditions on the completion of the transaction that could require the exertion of management’s time and Centene’s resources or otherwise have an adverse effect on Centene business uncertainties and contractual restrictions while the Fidelis Care Transaction is pending, which could adversely affect Centene’s business and operations; change of control provisions or other provisions in certain agreements to which Fidelis Care is a party, which may be triggered by the completion of the Fidelis Care Transaction; loss of management personnel and other key employees due to uncertainties associated with the Fidelis Care Transaction; the risk that, following completion of the Fidelis Care Transaction, the combined company may not be able to effectively manage its expanded operations; restrictions and limitations that may stem from the financing arrangements that the combined company will enter into in connection with the Fidelis Care Transaction; Centene’s ability to achieve improvement in the Centers for Medicare and Medicaid Services Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to Centene; inflation; and foreign currency fluctuations. These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene in light of its experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this filing could cause Centene’s plans with respect to the Health Net Acquisition, and the Fidelis Care Transaction, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is currently believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this filing are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this filing. Centene does not assume any obligation to update the information contained in this filing (whether as a result of new information, future events or otherwise), except as required by applicable law. This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other risk factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s filings with the SEC, including the annual report on Form 10-K, quarterly reports on Form 10-Q and other current reports on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	April 2, 2018	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke Executive Vice President & Chief Financial Officer